Neuberger Berman Equity Funds®

Supplement to the Summary Prospectus and Prospectus dated December 12, 2016.

Neuberger Berman Greater China Equity Fund
Class A, Class C and Institutional Class
Neuberger Berman Group LLC (“Neuberger Berman”), the parent company of Neuberger Berman Investment Advisers LLC (“NBIA”), the investment manager to the Neuberger Berman Greater China Equity Fund (the “Fund”), has announced that the Neuberger Berman Greater China Investment Team (the “GCI Team”), which includes Frank Yao and Lihui Tang, the portfolio managers to the Fund, will establish an independent business, Green Court Capital Management Limited (“Green Court”). NBIA believes it would be in the Fund’s best interest to ensure continuity of management for the Fund and retain Green Court as a new sub-adviser to the Fund.

Neuberger Berman will retain an ongoing passive minority ownership stake in Green Court.  Other than Neuberger Berman, all equity in Green Court will be owned by the GCI Team’s professionals. As part of the transaction, all of the GCI Team’s investment professionals, comprising portfolio managers Frank Yao and Lihui Tang, its research analysts and traders will move over to the new entity in the transition. There will be no change to the GCI Team’s investment philosophy and process, including that used for the management of the Fund. The transition for the Fund is designed to be as seamless as possible.

The transaction is targeted to be effective in the second quarter of 2017.  It is expected that a transfer of the Sub-Advisory Agreement between NBIA and Neuberger Berman Asia Limited with respect to the Fund (the “Current Sub-Advisory Agreement”) would constitute an “assignment” which, by law, would automatically terminate the Current Sub-Advisory Agreement. Accordingly, NBIA will recommend to the Fund’s Board of Trustees (the “Board”) that it consider and approve a new sub-advisory agreement between NBIA and Green Court (the “New Sub-Advisory Agreement”).  The nature and level of the services provided under the New Sub-Advisory Agreement are expected to be the same as under the Current Sub-Advisory Agreement, and there will be no change in the fees incurred by the Fund.

As disclosed in the Fund’s Prospectus, NBIA has obtained an exemptive order from the Securities and Exchange Commission that permits NBIA to engage an unaffiliated subadviser and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval.  Following approval of the New Sub-Advisory Agreement by the Board and completion of the transaction, the Fund’s shareholders will be sent an information statement that contains additional information about Green Court and the New Sub-Advisory Agreement.

The date of this supplement is March 2, 2017.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

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